Exhibit 10f

THIRD AMENDMENT TO THE

RUSSELL CORPORATION FLEXIBLE DEFERRAL PLAN

(as amended and restated effective January 1, 2002)

THIS AMENDMENT to the Russell Corporation Flexible Deferral Plan (the “Plan”) is made on this 22nd day of December 2005.

WHEREAS, Russell Corporation maintains the Plan for the benefit of its designated key management employees; and

WHEREAS, Section 9.1 of the Plan provides that the Administrative Committee has the authority to amend the Plan at any time; and

WHEREAS, the Administrative Committee desires to amend the Plan to provide that individuals employed in the American Athletic, Inc. Division, in the Huffy Sports Division, or by Brooks Sports, Inc. will be eligible to receive matching contributions under the Plan;

NOW, THEREFORE, the Plan is hereby amended as follows, effective as of January 1, 2006:

1. Section 3.5 of the Plan is deleted in its entirety, and a new Section 3.5 is added to the Plan to read as follows:

3.5 Matching Contribution.

(a) Base Salary Deferrals. As soon as administratively feasible following the end of each payroll period (or such other date or time as the Administrative Committee, in its sole discretion, determines from time-to-time), the Administrative Committee will credit to each Eligible Employee’s Account a Matching Contribution equal to 25% of the amount of the Eligible Employee’s Base Salary Deferral Contributions for such payroll period or such other limit set forth in Schedule B hereto; provided, the total amount of the Matching Contributions which a Participating Company shall make for any Active Participant for any payroll period shall not exceed 1% of such Active Participant’s Base Salary for such payroll period (that is, the 25% Matching Contribution will not be applied to the amount of a Base Salary Deferral Contribution that exceeds 4% of such Participant’s Base Salary) or such other limit set forth in Schedule B hereto.

(b) Bonus Deferrals. As soon as administratively feasible following each Bonus payment (or such other date or time as the Administrative Committee, in its sole discretion, determines from time-to-time), the Administrative Committee will credit to each Eligible Employee’s Account a Matching Contribution equal to 25% of the amount of the Eligible Employee’s Bonus Deferral Contributions made with respect to such Bonus payment or such other limit set forth in Schedule B hereto; provided, the total amount of the Matching Contributions which a Participating Company shall make for any Active Participant for any Bonus payment shall not exceed 1% of such Active Participant’s Bonus (that, the 25% Matching Contribution will not be applied to the amount of a Bonus Deferral Contribution that exceeds 4% of such Participant’s Bonus) or such other limit set forth in Schedule B hereto.

(c) Commission Deferrals. As soon as administratively feasible following each payment of Commissions (or such other date or time as the Administrative Committee, in its sole discretion, determines from time-to-time), the Administrative Committee will credit to each Eligible Employee’s Account a Matching Contribution equal to 25% of the amount of the Eligible Employee’s Commissions Deferral Contribution made with respect to such payment of Commissions or such other limit set forth in Schedule B hereto; provided, the total amount of the Matching Contributions which a Participating Company shall make for any Active Participant for any payment of Commissions shall not exceed 1% of such Active Participant’s Commissions (that, the 25% Matching Contribution will not be applied to the amount of a Commissions Deferral Contribution that exceeds 4% of such Participant’s Commissions) or such other limit set forth in Schedule B hereto.

2. A new Schedule B shall be added to the Plan to read as follows:

RUSSELL CORPORATION

FLEXIBLE DEFERRAL PLAN

SCHEDULE B

MATCHING CONTRIBUTION LIMITS

An Active Participant on whose behalf a Participating Company has made with respect to any payroll period any Deferral Contributions and who is eligible to receive Matching Contributions pursuant to Sections 2.1(b) and 3.5 and who is described on this Schedule B shall receive, on a payroll period basis, a Matching Contribution equal to:

(a) 50 percent of the amount of Base Salary Deferral Contributions for such payroll period, provided, the total amount of the Matching Contributions which a Participating Company shall make for any Active Participant for any payroll period with respect to Base Salary Deferral Contributions shall not exceed 3 percent of such Active Participant’s Base Salary paid by the Participating Company for such payroll period (that is, the 50 percent Matching Contribution will not be applied to the amount of a Base Salary Deferral Contribution that exceeds 6 percent of such Participant’s Base Salary), plus

(b) 50 percent of the amount of Bonus Deferral Contributions, provided, the total amount of the Matching Contributions which a Participating Company shall make for any Active Participant for any Bonus payment shall not exceed 3 percent of such Active Participant’s Bonus (that is, the 50 percent Matching Contribution will not be applied to the amount of a Bonus Deferral Contribution that exceeds 6 percent of such Participant’s Bonus), plus

(c) 50 percent of the amount of Commissions Deferral Contributions, provided, the total amount of the Matching Contributions which a Participating Company shall make for any Active Participant for each payment of Commissions shall not exceed 3 percent of such Active Participant’s Commissions (that is, the 50 percent Matching Contribution will not be applied to the amount of a Commissions Deferral Contribution that exceeds 6 percent of such Participant’s Commissions).

This Schedule B applies to the following Active Participants:

1.	An individual employed in the American Athletic, Inc. Division.

2.	An individual employed in the Huffy Sports Division.

3.	An individual employed by Brooks Sports, Inc.

4.	Except as specified herein, the Plan shall remain in full force and effect.

[Signature Follows]

IN WITNESS WHEREOF, the Administrative Committee has caused its duly authorized member to execute this Amendment on the date first written above.

ADMINISTRATIVE COMMITTEE

By:	/s/ Floyd G. Hoffman

	Title:	Senior Vice President
12/22/05

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